                                                                    EXHIBIT 99.5

CASE NAME:     KEVCO COMPONENTS, INC.                              ACCRUAL BASIS

CASE NUMBER:   401-40790-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2001
                                        ---------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

/s/ Wilford W. Simpson                                     TREASURER
---------------------------------------         -------------------------------
Original Signature of Responsible Party                      Title

WILFORD W. SIMPSON                                     OCTOBER 11, 2001
---------------------------------------         -------------------------------
Printed Name of Responsible Party                            Date


PREPARER:

/s/ Dennis S. Faulkner                                ACCOUNTANT FOR DEBTOR
---------------------------------------         -------------------------------
Original Signature of Preparer                               Title

DENNIS S. FAULKNER                                     OCTOBER 11, 2001
---------------------------------------         -------------------------------
Printed Name of Preparer                                     Date

CASE NAME:     KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 1

CASE NUMBER:   401-40790-BJH-11

COMPARATIVE BALANCE SHEET

                                                           SCHEDULED               MONTH           MONTH
ASSETS                                                      AMOUNT                 JUL-01         AUGUST-01       MONTH
------                                                     ---------               ------         ---------       -----
1.       Unrestricted Cash                                        134                  5,668                0
2.       Restricted Cash
3.       Total Cash                                               134                  5,668                0
4.       Accounts Receivable (Net)
5.       Inventory
6.       Notes Receivable
7.       Prepaid Expenses
8.       Other (Attach List)                                        0                      0                0
9.       Total Current Assets                                     134                  5,668                0
10.      Property, Plant & Equipment
11.      Less: Accumulated Depreciation/Depletion
12.      Net Property, Plant & Equipment                            0                      0                0
13.      Due From Insiders
14.      Other Assets - Net of Amortization (Attach List)           0                      0                0
15.      Other (Attach List)                               27,217,768             27,217,768       27,217,768
16.      Total Assets                                      27,217,902             27,223,436       27,217,768

POST PETITION LIABILITIES

17.      Accounts Payable
18.      Taxes Payable
19.      Notes Payable
20.      Professional Fees
21.      Secured Debt
22.      Other (Attach List)                                                               0                0
23.      Total Post Petition Liabilities                                                   0                0

PRE PETITION LIABILITIES

24.      Secured Debt (FOOTNOTE)                           75,885,064             15,071,491       14,930,296
25.      Priority Debt
26.      Unsecured Debt
27.      Other (Attach List)                              157,389,954            157,396,888      157,391,764
28.      Total Pre Petition Liabilities                   233,275,018            172,468,379      172,322,060
29.      Total Liabilities                                233,275,018            172,468,379      172,322,060

EQUITY

30.      Pre Petition Owners' Equity                                            (206,057,116)    (206,057,116)
31.      Post Petition Cumulative Profit Or (Loss)                                    (1,502)          (2,047)
32.      Direct Charges To Equity (Attach Explanation)
         (FOOTNOTE)                                                               60,813,675       60,954,871
33.      Total Equity                                                           (145,244,943)    (145,104,292)
34.      Total Liabilities and Equity                                             27,223,436       27,217,768

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.                      SUPPLEMENT TO

CASE NUMBER:   401-40790-BJH-11                          ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                           SCHEDULED               MONTH           MONTH
ASSETS                                                      AMOUNT                 JUL-01         AUGUST-01       MONTH
------                                                     --------                ------         ---------       -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                        0                      0                0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                             0                      0                0

A.      Investment In Subsidiaries                         27,217,768             27,217,768       27,217,768
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                              27,217,768             27,217,768       27,217,768

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                                     0                0

PRE PETITION LIABILITIES

A.      Intercompany Payables (FOOTNOTE)                   28,889,954             28,896,888       28,891,764
B.      10 3/8 % Senior Sub. Notes                        105,000,000            105,000,000      105,000,000
C.      Sr. Sub. Exchangeable Notes                        23,500,000             23,500,000       23,500,000
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27           157,389,954            157,396,888      157,391,764

CASE NAME:     KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 2

CASE NUMBER:   401-40790-BJH-11


INCOME STATEMENT

                                                     MONTH              MONTH                                QUARTER
REVENUES                                             JUL-01           AUGUST-01            MONTH              TOTAL
--------                                             ------           ---------            -----             -------
1.    Gross Revenues                                                                                               0
2.    Less: Returns & Discounts                                                                                    0
3.    Net Revenue                                         0                   0                                    0

COST OF GOODS SOLD

4.    Material                                                                                                     0
5.    Direct Labor                                                                                                 0
6.    Direct Overhead                                                                                              0
7.    Total Cost Of Goods Sold                            0                   0                                    0
8.    Gross Profit                                        0                   0                                    0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                               0
10.   Selling & Marketing                                                                                          0
11.   General & Administrative                          102                 545                                  647
12.   Rent & Lease                                                                                                 0
13.   Other (Attach List)                                 0                   0                                    0
14.   Total Operating Expenses                          102                 545                                  647
15.   Income Before Non-Operating
      Income & Expense                                 (102)               (545)                                (647)

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                                                                              0
17.   Non-Operating Expense (Att List)                                                                             0
18.   Interest Expense                                                                                             0
19.   Depreciation / Depletion                                                                                     0
20.   Amortization                                                                                                 0
21.   Other (Attach List)                                                                                          0
22.   Net Other Income & Expenses                         0                   0                                    0

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                            0
24.   U.S. Trustee Fees                                                                                            0
25.   Other (Attach List)                                                                                          0
26.   Total Reorganization Expenses                       0                   0                                    0
27.   Income Tax                                                                                                   0
28.   Net Profit (Loss)                                (102)               (545)                                (647)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 3

CASE NUMBER:   401-40790-BJH-11

CASH RECEIPTS AND                                  MONTH               MONTH                                   QUARTER
DISBURSEMENTS                                     JUL-01             AUGUST-01             MONTH                TOTAL
-----------------                                 ------             ---------             -----               -------
1.    Cash - Beginning Of Month                   SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.    Cash Sales                                                                                                     0

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition                                                                                                   0
4.    Post Petition                                                                                                  0
5.    Total Operating Receipts                         0                     0                 0                     0

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)                                                                                 0
7.    Sale of Assets                                                                                                 0
8.    Other (Attach List)                                                                                            0
9.    Total Non-Operating Receipts                     0                     0                 0                     0
10.   Total Receipts                                   0                     0                 0                     0
11.   Total Cash Available                             0                     0                 0                     0

OPERATING DISBURSEMENTS

12.   Net Payroll                                                                                                    0
13.   Payroll Taxes Paid                                                                                             0
14.   Sales, Use & Other Taxes Paid                                                                                  0
15.   Secured / Rental / Leases                                                                                      0
16.   Utilities                                                                                                      0
17.   Insurance                                                                                                      0
18.   Inventory Purchases                                                                                            0
19.   Vehicle Expenses                                                                                               0
20.   Travel                                                                                                         0
21.   Entertainment                                                                                                  0
22.   Repairs & Maintenance                                                                                          0
23.   Supplies                                                                                                       0
24.   Advertising                                                                                                    0
25.   Other (Attach List)                                                                                            0
26.   Total Operating Disbursements                    0                     0                 0                     0

REORGANIZATION DISBURSEMENTS

27.   Professional Fees                                                                                              0
28.   U.S. Trustee Fees                                                                                              0
29.   Other (Attach List)                                                                                            0
30.   Total Reorganization Expenses                    0                     0                 0                     0
31.   Total Disbursements                              0                     0                 0                     0
32.   Net Cash Flow                                    0                     0                 0                     0
33.   Cash - End of Month                              0                     0                 0                     0

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


CASE NAME:     KEVCO COMPONENTS, INC.         SUPPLEMENT TO ACCRUAL BASIS - 3
                                              JULY, 2001
CASE NUMBER:   401-40790-BJH-11               CASH RECEIPTS AND DISBURSEMENTS

                                                 DIST LP        MFG        MGMT      HOLDING     COMP     KEVCO INC      TOTAL
                                                 -------        ---        ----      -------     ----     ---------      -----

 1     CASH-BEGINNING OF MONTH                          --      153,739   4,259,402     4,631    5,668     1,000        4,424,440

   RECEIPTS FROM OPERATIONS
 2     CASH SALES                                       --           --                                                        --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3     PRE PETITION                                     --           --                                                        --
 4     POST PETITION                                                 --                                                        --

 5     TOTAL OPERATING RECEIPTS                         --           --          --        --       --        --               --

   NON OPERATING RECEIPTS
 6     LOANS & ADVANCES                                              --                                                        --
 7     SALE OF ASSETS                                           250,000                                                   250,000
 8     OTHER                                        53,554       60,449       7,229        --       --        --          121,232
        INTERCOMPANY TRANSFERS                      97,483      (10,425)    (77,851)   (4,084)  (5,123)                        --
                 SALE EXPENSE REIMBURSEMENT
                 LIFE INSURANCE CASH VALUE
                 RENT
                 PAYROLL TAX ADVANCE RETURNED
                 MISC.                              53,554       60,247                             --
                 INTEREST INCOME                                    202       7,229

 9     TOTAL NON OPERATING RECEIPTS                151,037      300,024     (70,622)   (4,084)  (5,123)       --          371,232

10     TOTAL RECEIPTS                              151,037      300,024     (70,622)   (4,084)  (5,123)       --          371,232

11     CASH AVAILABLE                              151,037      453,763   4,188,780       547      545     1,000        4,795,672

   OPERATING DISBURSEMENTS
12     NET PAYROLL                                  99,215                  128,012                                       227,227
13     PAYROLL TAXES PAID                                            --      90,139                                        90,139
14     SALES, USE & OTHER TAXES PAID                                 --                                                        --
15     SECURED/RENTAL/LEASES                                         --      14,708                                        14,708
16     UTILITIES                                     3,170           79       8,130                                        11,379
17     INSURANCE                                                     --      55,317                                        55,317
18     INVENTORY PURCHASES                                           --                                                        --
19     VEHICLE EXPENSE                                               --                                                        --
20     TRAVEL                                                        --                                                        --
21     ENTERTAINMENT                                                 --                                                        --
22     REPAIRS & MAINTENANCE                                         --          32                                            32
23     SUPPLIES                                        581           --         195                                           776
24     ADVERTISING                                                                                                             --
25     OTHER                                        48,071      303,179       9,916       547      545        --          362,258
               LOAN PAYMENTS                                    250,000                                                   250,000
                 FREIGHT                            12,357           --                                                    12,357
                 CONTRACT LABOR                                      --       5,659                                         5,659
                 401 K PAYMENTS                                      --                                                        --
                 PAYROLL TAX ADVANCE ADP                                                                                       --
                 WAGE GARNISHMENTS                                                                                             --
                 MISC.                              35,714       53,179       4,257       547      545                     94,242

26     TOTAL OPERATING DISBURSEMENTS               151,037      303,258     306,449       547      545        --          761,836

   REORGANIZATION DISBURSEMENTS
27     PROFESSIONAL FEES                                             --     232,374                                       232,374
28     US TRUSTEE FEES                                               --      31,250                                        31,250
29     OTHER                                                                                                                   --
30     TOTAL REORGANIZATION EXPENSE                     --           --     263,624        --       --        --          263,624

31     TOTAL DISBURSEMENTS                         151,037      303,258     570,073       547      545        --        1,025,460

32     NET CASH FLOW                                    --       (3,234)   (640,695)   (4,631)  (5,668)       --         (654,228)

33     CASH- END OF MONTH                               --      150,505   3,618,707        --       --     1,000        3,770,212

CASE NAME:     KEVCO COMPONENTS, INC.                         ACCRUAL BASIS - 4

CASE NUMBER:   401-40790-BJH-11

                                                SCHEDULED             MONTH            MONTH
ACCOUNTS RECEIVABLE AGING                        AMOUNT               JUL-01         AUGUST-01             MONTH
-------------------------                       ---------             ------         ---------             -----
1.    0 - 30
2.    31 - 60
3.    61 - 90
4.    91 +
5.    Total Accounts Receivable                         0                  0                 0                 0
6.    (Amount Considered Uncollectible)
7.    Accounts Receivable (Net)                         0                  0                 0                 0

AGING OF POST PETITION                                 MONTH:     AUGUST-01
TAXES AND PAYABLES                                           -------------------

                                       0 - 30          31 - 60         61 - 90           91 +
TAXES PAYABLE                           DAYS            DAYS            DAYS             DAYS             TOTAL
-------------                          ------          -------         -------           ----             -----
1.    Federal                                                                                                 0
2.    State                                                                                                   0
3.    Local                                                                                                   0
4.    Other (Attach List)                                                                                     0
5.    Total Taxes Payable                   0                0               0              0                 0
6.    Accounts Payable                      0                                                                 0

                                                       MONTH:     AUGUST-01
                                                             -------------------

STATUS OF POST PETITION TAXES

                                           BEGINNING TAX      AMOUNT WITHHELD                          ENDING TAX
FEDERAL                                     LIABILITY*        AND/OR ACCRUED      (AMOUNT PAID)         LIABILITY
-------                                    -------------      ---------------     -------------        ----------
1.    Withholding **                                                                                            0
2.    FICA - Employee **                                                                                        0
3.    FICA - Employer **                                                                                        0
4.    Unemployment                                                                                              0
5.    Income                                                                                                    0
6.    Other (Attach List)                                                                                       0
7.    Total Federal Taxes                              0                    0                 0                 0

STATE AND LOCAL

8.    Withholding                                                                                               0
9.    Sales                                                                                                     0
10.   Excise                                                                                                    0
11.   Unemployment                                                                                              0
12.   Real Property                                                                                             0
13.   Personal Property                                                                                         0
14.   Other (Attach List)                                                                                       0
15.   Total State And Local                            0                    0                 0                 0
16.   Total Taxes                                      0                    0                 0                 0


 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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


CASE NAME:      KEVCO COMPONENTS, INC.                     ACCRUAL BASIS - 5

CASE NUMBER:    401-40790-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                        MONTH:    AUGUST-01
                                                               ----------------

BANK RECONCILIATIONS                            Account # 1        Account # 2
--------------------                            -----------        -----------
A.   BANK:                                                                         Other Accounts              TOTAL
B.   ACCOUNT NUMBER:                                                                (Attach Sheet)
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks
4.   Other Reconciling Items
5.   Month End Balance Per Books                                                                0                   0
6.   Number of Last Check Written

INVESTMENT ACCOUNTS

                                                DATE OF           TYPE OF
BANK, ACCOUNT NAME & NUMBER                    PURCHASE         INSTRUMENT           PURCHASE PRICE     CURRENT VALUE
---------------------------                    --------         ----------           --------------     -------------

7.
8.
9.
10.   (Attach List)
11.   Total Investments                                                                           0                 0

CASH

12.   Currency On Hand                                                                                              0
13.   Total Cash - End of Month                                                                                     0

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


CASE NAME:      KEVCO COMPONENTS, INC.                     ACCRUAL BASIS - 6

CASE NUMBER:    401-40790-BJH-11
                                                         MONTH:   AUGUST-01
                                                               ----------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                      INSIDERS

                                      TYPE OF       AMOUNT       TOTAL PAID
                NAME                  PAYMENT        PAID          TO DATE
                ----                  -------       ------       ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders                         0                0


                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                               TOTAL
                                        AUTHORIZING      AMOUNT         AMOUNT    TOTAL PAID     INCURRED
NAME                                      PAYMENT       APPROVED         PAID       TO DATE     & UNPAID*
----                                    -----------     --------        ------    ----------    ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To
      Professionals                                            0             0             0             0

    * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                               SCHEDULED       AMOUNTS            TOTAL
                                MONTHLY         PAID             UNPAID
                               PAYMENTS        DURING             POST
        NAME OF CREDITOR         DUE           MONTH            PETITION
        ----------------       --------        -------          --------
1.    Bank of America                                0        14,930,296
2.
3.
4.
5.    (Attach List)
6.    TOTAL                           0              0        14,930,296

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


CASE NAME:      KEVCO COMPONENTS, INC.                        ACCRUAL BASIS - 7

CASE NUMBER:    401-40790-BJH-11

                                                       MONTH:    AUGUST-01
                                                              -----------------
QUESTIONNAIRE

                                                                                       YES      NO
                                                                                       ---      --
1.    Have any Assets been sold or transferred outside the normal course of
      business this reporting period?                                                            X

2.    Have any funds been disbursed from any account other than a debtor in
      possession account?                                                                        X

3.    Are any Post Petition Receivables (accounts, notes, or loans) due from
      related parties?                                                                           X

4.    Have any payments been made on Pre Petition Liabilities this reporting period?             X

5.    Have any Post Petition Loans been received by the debtor from any party?                   X

6.    Are any Post Petition Payroll Taxes past due?                                              X

7.    Are any Post Petition State or Federal Income Taxes past due?                              X

8.    Are any Post Petition Real Estate Taxes past due?                                          X

9.    Are any other Post Petition Taxes past due?                                                X

10.   Are any amounts owed to Post Petition creditors delinquent?                                X

11.   Have any Pre Petition Taxes been paid during the reporting period?                         X

12.   Are any wage payments past due?                                                            X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.


INSURANCE

                                                                                       YES      NO
                                                                                       ---      --
1.    Are Worker's Compensation, General Liability and other necessary
      insurance coverages in effect?                                                     X

2.    Are all premium payments paid current?                                             X

3.    Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no employees and no operations.


                              INSTALLMENT PAYMENTS

         TYPE OF POLICY                 CARRIER                 PERIOD COVERED          PAYMENT AMOUNT & FREQUENCY
         --------------                 -------                 --------------          --------------------------
General Liability                  Liberty Mutual               9/1/00-3/1/02           Semi-Annual        $64,657


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


CASE NAME:      KEVCO COMPONENTS, INC.                   FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40790-BJH-11                              ACCRUAL BASIS

                                                      MONTH:   AUGUST-01
                                                             ------------------


ACCRUAL
 BASIS
 FORM
NUMBER          LINE NUMBER           FOOTNOTE/EXPLANATION
-------         -----------           --------------------
1                     1               Pursuant to the February 12, 2001 Order (1) Authorizing Continued
3                     1               Use of Existing Forms and Records; (2) Authorizing Maintenance of
                                      Existing Corporate Bank Accounts and Cash Management System; and
                                      (3) Extending Time to Comply with 11 U.S.C. Section 345
                                      Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number
                                      1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management Co. (co-debtor, Case
                                      No. 401-40788-BJH-11). Accordingly, all cash receipts and
                                      disbursements flow through Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements among
                                      Kevco, Inc. and its subsidiaries is included in this report as a
                                      Supplement to Accrual Basis -3. Debtor closed its petty cash account during August.

1                    24               The direct charges to equity are due to the secured debt
1                    32               reductions pursuant to sales of Kevco Manufacturing L.P.'s operating divisions, the sale of the South Region of Kevco
                                      Distribution LP, as well as direct cash payments of $25 million
                                      (See Footnote 1,24). The secured debt owed to Bank of America by
                                      Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

1                    27A              Intercompany payables are to co-debtors Kevco Management Co.
                                      (Case No. 401-40788-BJH-11), Kevco Distribution, LP (Case No.
                                      401-40789-BJH-11), Kevco Manufacturing, LP (Case No.
                                      401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                                      401-40785-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11), Kevco
                                      GP, Inc. (Case No. 401-40786-BJH-11), and DCM Delaware, Inc.
                                      (Case No. 401-40787-BJH-11).